Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Amendment No. 12 to Registration Statement No. 811-21162 of Merrill Lynch Core Principal Protected Fund (the “Fund”) of Merrill Lynch Principal Protected Trust on Form N-1A of our reports dated December 19, 2003, for the Fund and for Master Large Cap Core Portfolio of Master Large Cap Series Trust, both appearing in the October 31, 2003 Annual Report of the Fund, which is incorporated by reference in the Fund’s Statement of Additional Information.

/s/ Deloitte & Touche, LLP

Princeton, New Jersey February 23, 2004